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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 2, 2006


                                 Belden CDT Inc.
                                 ---------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
               Delaware                                    001-12561                              36-3601505
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(State or other jurisdiction of incorporation)        (Commission File Number)        (IRS Employer Identification No.)
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                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105

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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000

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              (Registrant's telephone number, including area code)



                                       n/a

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


Item 1.01 Entry Into a Material Definitive Agreement.
SIGNATURES


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     ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On August 2, 2006, Belden CDT Inc. (the "Company") entered into an Executive Employment Agreement (each, an "Employment Agreement") with each of Peter F. Sheehan and Robert Canny effective as of July 16, 2006 (the "Effective Date"). Mr. Sheehan's Employment Agreement reflects his continuing employment as Vice President, Operations of the Company and President of its Belden Americas division at an annual base salary of $368,000; Mr. Canny's Employment Agreement reflects his continuing employment as Vice President, Operations of the Company and President of its Specialty Products division at an annual base salary of $286,000. Each executive's base salary will be subject to annual review by the Company's Chief Executive Officer. Each executive will be entitled to participate in the Company's annual management incentive (bonus) plan, as well as all other employee benefit plans of the Company available to senior executives. Each Employment Agreement's initial term is for three years from the Effective Date, subject to earlier termination based on disability, death, termination by the Company with or without cause, and voluntary termination by the executive with or without good reason.

     Following a change in control of the Company, if the executive's employment is terminated by the Company without cause or is voluntarily terminated by the executive for good reason, in either case during the period commencing on the occurrence of the change in control and ending on the second anniversary thereof (the "Protection Period"), then the Company will pay and provide the executive with certain payments and benefits, including a lump sum severance payment equal to the sum of his highest base salary during the Protection Period and his annual target bonus, multiplied by two; a pro-rated annual bonus through the date of termination based on target performance; and Company medical benefits for two years.

     Outside the context of a change in control of the Company, if the executive's employment is terminated by the Company without cause, then the Company will pay and provide the executive with certain payments and benefits, including severance payments in installments that equal in the aggregate the sum of his base salary and his annual target bonus; a pro-rated annual bonus through the date of termination based on actual performance; and Company medical benefits for 12 months.

     All of the executive's stock options, stock appreciation rights, restricted stock units, performance share units and any other long-term incentive awards remain in effect in accordance with their terms and conditions (including with respect to the consequences of a termination of employment or a change in control) and are not amended or affected by his Employment Agreement.

     The executive also agrees to certain confidentiality, nonsolicitation and noncompetition covenants that begin on the Effective Date and extend for various periods beyond termination of the executive's emploment.


     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (D) EXHIBITS.

None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BELDEN CDT INC.


Date: August 7, 2006                             By: /s/ Kevin L. Bloomfield
                                                     -----------------------
                                                     Kevin L. Bloomfield

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